                                                                    EXHIBIT 99.3



                      HEALTH PERSONNEL OPTIONS CORPORATION

                              FINANCIAL STATEMENTS

                                  JUNE 30, 2000

                      HEALTH PERSONNEL OPTIONS CORPORATION

                                    CONTENTS

--------------------------------------------------------------------------------


REPORT OF INDEPENDENT ACCOUNTANTS                                           1

BALANCE SHEET                                                               2

STATEMENTS OF OPERATIONS                                                    3

STATEMENT OF STOCKHOLDERS' EQUITY                                           4

STATEMENTS OF CASH FLOWS                                                  5/6

NOTES TO FINANCIAL STATEMENTS                                            7/13

                    [JOSEPH DECOSIMO AND COMPANY LETTERHEAD]


                       REPORT OF INDEPENDENT ACCOUNTANTS

Board of Directors and Stockholders
Health Personnel Options Corporation
Cincinnati, Ohio

We have audited the accompanying balance sheet of Health Personnel Options Corporation as of June 30, 2000, and the related statements of operations and cash flows for each of the two years ended June 30, 2000. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Health Personnel Options Corporation as of June 30, 2000, and the results of its operations and its cash flows for each of the two years ended June 30, 2000, in conformity with accounting principles generally accepted in the United States of America.

/s/ JOSEPH DECOSIMO AND COMPANY, PLL

Cincinnati, Ohio
November 29, 2000

                      HEALTH PERSONNEL OPTIONS CORPORATION

                                  BALANCE SHEET

                                  JUNE 30, 2000

--------------------------------------------------------------------------------

                                                                                  2000
        ASSETS

CURRENT ASSETS
   Cash                                                                        $     4,849
   Accounts Receivable, net of allowance of $80,000                              1,914,068
   Prepayments                                                                      50,477
                                                                               -----------

         Total Current Assets                                                    1,969,394
                                                                               -----------

EQUIPMENT,  net                                                                    668,245
                                                                               -----------

OTHER ASSETS
   Goodwill, net of accumulated amortization of $677,808                         6,548,553
   Agreements Not to Compete, net of accumulated amortization of $294,333           15,000
   Deposits                                                                         62,463
                                                                               -----------

            Total Other Assets                                                   6,626,016
                                                                               -----------

TOTAL ASSETS                                                                   $ 9,263,655
                                                                               ===========

        LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Bank Overdraft                                                              $   358,832
   Line of Credit                                                                1,800,000
   Current Portion of Long-Term Debt                                               380,763
   Accounts Payable and Accrued Expenses                                           964,228
                                                                               -----------

         Total Current Liabilities                                               3,503,823
                                                                               -----------

LONG-TERM DEBT                                                                   2,881,908
                                                                               -----------

STOCKHOLDERS' EQUITY
   Preferred Stock - $1,000 par value - 4,257 shares authorized,
        2,829 shares issued                                                      2,828,570
   Additional Paid-In Capital                                                    1,571,430
   Common Stock - no par value - 1,000,000 shares authorized;
        194,200 issued and outstanding                                           2,425,400
   Accumulated Deficit                                                          (3,947,476)
                                                                               -----------

         Total Stockholders' Equity                                              2,877,924
                                                                               -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                     $ 9,263,655
                                                                               ===========



    The accompanying notes are an integral part of the financial statements.

                      HEALTH PERSONNEL OPTIONS CORPORATION

                            STATEMENTS OF OPERATIONS

                       YEARS ENDED JUNE 30, 2000 AND 1999

--------------------------------------------------------------------------------

                                                   2000               1999
SERVICE REVENUES                               $ 15,940,638       $  9,521,465

COST OF SERVICES                                 11,977,556          7,515,150
                                               ------------       ------------

  Gross Profit                                    3,963,082          2,006,315
                                               ------------       ------------

EXPENSES
  Salaries and Benefits                           2,578,870          1,353,666
  Administrative Expenses                         2,211,557            725,002
  Rent                                              314,411            149,628
  Depreciation and Amortization                     735,585            344,578
                                               ------------       ------------
                                                  5,840,423          2,572,874
                                               ------------       ------------

LOSS FROM OPERATIONS                             (1,877,341)          (566,559)
                                               ------------       ------------

OTHER INCOME (EXPENSE)
  Interest Income                                     6,127              3,895
  Interest Expense                                 (410,218)          (149,648)
                                               ------------       ------------
                                                   (404,091)          (145,753)
                                               ------------       ------------

NET LOSS                                       $ (2,281,432)      $   (712,312)
                                               ============       ============

    The accompanying notes are an integral part of the financial statements.

                      HEALTH PERSONNEL OPTIONS CORPORATION

                        STATEMENT OF STOCKHOLDERS' EQUITY

                       YEARS ENDED JUNE 30, 2000 AND 1999

--------------------------------------------------------------------------------

                                 SERIES A                 SERIES B            ADDITIONAL
                              PREFERRED STOCK          PREFERRED STOCK          PAID-IN           COMMON STOCK         ACCUMULATED
                            SHARES       AMOUNT      SHARES      AMOUNT         CAPITAL       SHARES       AMOUNT        DEFICIT
BALANCE - June 30, 1998      1,400    $ 1,400,000        --    $        --    $        --    114,400    $   750,000    $  (953,732)

   Issuance of Stock                                  1,429      1,428,570      1,571,430     79,800      1,675,400

   Net Loss                                                                                                               (712,312)
                            ------    -----------    ------    -----------    -----------    -------    -----------    -----------

BALANCE - June 30, 1999      1,400      1,400,000     1,429      1,428,570      1,571,430    194,200      2,425,400     (1,666,044)

   Net Loss                                                                                                             (2,281,432)
                            ------    -----------    ------    -----------    -----------    -------    -----------    -----------

BALANCE  - June 30, 2000     1,400    $ 1,400,000     1,429    $ 1,428,570    $ 1,571,430    194,200    $ 2,425,400    $(3,947,476)
                            ======    ===========    ======    ===========    ===========    =======    ===========    ===========



    The accompanying notes are an integral part of the financial statements.

                      HEALTH PERSONNEL OPTIONS CORPORATION

                            STATEMENTS OF CASH FLOWS

                       YEARS ENDED JUNE 30, 2000 AND 1999

--------------------------------------------------------------------------------


                                                                 2000               1999
CASH FLOWS FROM OPERATING ACTIVITIES
  Cash Received from Clients                                 $ 15,685,500       $  9,828,093
  Cash Paid to Suppliers and Employees                        (17,053,780)        (9,690,694)
  Interest Received                                                 6,127              3,895
  Interest Paid                                                  (372,169)          (118,930)
                                                             ------------       ------------

       NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES        (1,734,322)            22,364
                                                             ------------       ------------

CASH FLOWS FROM INVESTING ACTIVITIES
  Capital Expenditures                                           (274,364)            (5,196)
  Acquisition of Businesses                                      (178,000)        (4,474,098)
                                                             ------------       ------------

       NET CASH USED BY INVESTING ACTIVITIES                     (452,364)        (4,479,294)
                                                             ------------       ------------

CASH FLOWS FROM FINANCING ACTIVITIES
  Increase in Bank Overdraft                                      358,832                 --
  Borrowings (Repayments) on Line of Credit                     1,800,000           (100,842)
  Issuance of Long-Term Debt                                      517,830          1,750,000
  Payments of Long-Term Debt                                     (576,594)          (154,805)
  Issuance of Common Stock                                             --          3,050,000
                                                             ------------       ------------

       NET CASH PROVIDED BY FINANCING ACTIVITIES                2,100,068          4,544,353
                                                             ------------       ------------

NET INCREASE (DECREASE) IN CASH AND CASH
  EQUIVALENTS                                                     (86,618)            87,423

CASH - beginning of year                                           91,467              4,044
                                                             ------------       ------------

CASH - end of year                                           $      4,849       $     91,467
                                                             ============       ============


    The accompanying notes are an integral part of the financial statements.

                      HEALTH PERSONNEL OPTIONS CORPORATION

                            STATEMENTS OF CASH FLOWS

                       YEARS ENDED JUNE 30, 2000 AND 1999

--------------------------------------------------------------------------------


                                                               2000              1999
RECONCILIATION OF NET LOSS TO NET CASH PROVIDED
  (USED) BY OPERATING ACTIVITIES
  Net Loss                                                  $(2,281,432)      $  (712,312)
  Depreciation                                                  175,534            74,387
  Amortization                                                  560,050           270,191
  Bad Debts                                                     241,941            21,655
  Changes in Operating Assets and Liabilities -
     (Increase) Decrease in -
        Receivables                                            (915,561)          306,628
        Prepayments                                              62,480           (25,550)
        Deposits                                                (17,660)          (39,381)
     Increase in Accounts Payable and Accrued Expenses          440,326           126,746
                                                            -----------       -----------

NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES            $(1,734,322)      $    22,364
                                                            ===========       ===========

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING
  AND FINANCING ACTIVITIES
  Capital Lease Obligation Incurred for Equipment           $   351,483       $        --
  Debt Issued for Acquisition of Business                   $        --       $   538,593
  Common Stock Issued for Acquisition of Business           $        --       $ 1,625,400
  Accounts Payable Assumed in Acquisition of Business       $        --       $   202,624


    The accompanying notes are an integral part of the financial statements.

                      HEALTH PERSONNEL OPTIONS CORPORATION
                          NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies and practices followed by the company are as follows:

DESCRIPTION OF BUSINESS - Health Personnel Options Corporation is engaged in the business of temporary staffing of nurses, physical therapists, occupational therapists, speech therapists, and other healthcare professionals and assistants in the United States.

CASH AND CASH EQUIVALENTS - The company considers all money market accounts and highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. The company maintains at a single financial institution cash and cash equivalent accounts which may exceed federally insured amounts at times and which may at times significantly exceed balance sheet amounts due to outstanding checks.

EQUIPMENT - Equipment is stated at cost. Expenditures for repairs and maintenance are charged to expense as incurred and additions and improvements that significantly extend the lives of assets are capitalized. Upon the sale or other retirement of depreciable property, the cost and accumulated depreciation are removed from the related accounts and any gain or loss is reflected in operations.

Depreciation is provided on the straight-line method based on the estimated useful lives of depreciable assets.

INTANGIBLE ASSETS - The costs of intangible assets are amortized on the straight-line method over the following estimated useful lives:

                                                                      YEARS
 Goodwill                                                              15
 Agreements Not to Compete                                              3

INCOME TAXES - Deferred income taxes are recognized for estimated future tax effects attributed to temporary differences between book and tax bases of assets and liabilities and for carryforward items. Deferred tax assets are reduced, if necessary, by a valuation allowance for the amount of tax benefits that may not be realized.

ADVERTISING - The company expenses the costs of advertising as incurred. Advertising expense totaled $173,527 for 2000 and $61,308 for 1999.

ESTIMATES AND UNCERTAINTIES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

STOCK-SPLIT - On September 28, 1999 the Company's Board of Directors authorized a 100-to-1 split of its common stock effective September 28, 1999, for stockholders of record at the close of business on September 28, 1999. All share amounts in the accompanying financial statements have been restated to give effect to the stock split.

                      HEALTH PERSONNEL OPTIONS CORPORATION
                          NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


OPERATIONS

The company's business strategy is to grow both internally and through the acquisition of healthcare staffing companies throughout the United States. The company will require additional equity and debt financings in order to consummate these acquisitions. The company has incurred losses of $2,281,432 and $712,312 for the years ended June 30, 2000 and 1999, respectively, due, in part, to its strategy of having the management and operations resources in place to manage current and projected revenue growth through acquisitions. Based on planned revenue growth and financing plans, management believes that the company has adequate financial resources to allow sufficient time to achieve profitable business operations.

ACQUISITION OF DENTAL IMPRESSIONS, INC.

On January 5, 2000, the company purchased substantially all of the assets of Dental Impressions, Inc. for $120,000 cash; $37,829 in a 5.74% promissory note payable due January 5, 2001 and $30,000 due March 31, 2000.

The company executed a three-year noncompete/nonsolicitation agreement with Dental Impressions, Inc. shareholders.

The acquisition was accounted for as a purchase in which the purchase price is allocated to tangible and identifiable intangible assets based on their fair market values. The excess of the purchase price over the fair market value of assets purchased of $160,000 is being amortized to operations over its fifteen year estimated useful life.

ACQUISITION OF HEALTH PERSONNEL OPTIONS CORPORATION

On April 8, 1999, the company purchased the assets (excluding cash) and operations of Health Personnel Options Corporation and HPO Med Source, Inc. d/b/a Preston Manthey & Assoc. for $4,474,098 cash; 774 shares of common stock valued at $1,625,400; $459,280 in a 5.75% promissory note payable; $180,380 in a 5.75% promissory note payable and assumption of $202,624 in accounts payable and accrued expenses.

The company executed three-year noncompete/nonsolicitation and twelve month employment agreements with Health Personnel Options Corporation's sole shareholder. On May 26, 1999, NationStaff, Inc. changed its name to Health Personnel Options Corporation.

The acquisition was accounted for as a purchase in which the purchase price is allocated to tangible and identifiable intangible assets based on their fair market values. The excess of the purchase price over the fair market value of assets purchased of $5,461,359 is being amortized to operations over its fifteen year estimated useful life.

                      HEALTH PERSONNEL OPTIONS CORPORATION
                          NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


EQUIPMENT

Equipment consists of the following:

                                                                         2000
  Furniture and Fixtures                                              $ 132,992
  Equipment Under Capital Leases                                        533,997
  Computer Software                                                     173,597
  Computer Equipment                                                    131,645
                                                                      ---------
                                                                        972,231
  Accumulated Depreciation                                             (303,986)
                                                                      ---------
                                                                      $ 668,245
                                                                      =========

Accumulated depreciation includes $139,515 for 2000 for equipment under capital leases.

NOTES PAYABLE

Long-term debt consists of the following:

                                                                         2000
  Prime Plus 1% Term Note - payable $16,028 monthly
    including interest through March, 2004                            $  871,583
  12% Stockholder Promissory Note - interest payable
    quarterly and semiannually; principal payable July,
    2001                                                               1,000,000
  Prime Plus 1% Term Note - payable $9,031 monthly
    including interest through March, 2003                               418,521
  5.75% Stockholder Promissory Note - interest payable
    quarterly; principal payable April, 2004                             459,280
  8% Promissory Note - payable $4,700 monthly
    including interest through May, 2000                                     787
  5.74% Promissory Note - interest payable monthly;
    principal payable January, 2001                                   $   37,829
  12% Stockholder Promissory Note - interest payable
    monthly                                                               50,000
  Equipment Leases - payable $11,386 monthly
    including interest implicitly at 7.75% to 9.8%                       424,671
                                                                      ----------
                                                                       3,262,671
  Less Current Portion                                                   380,763
                                                                      ----------
                                                                      $2,881,908
                                                                      ==========

The company's prime plus 1% term notes are secured by substantially all of the company's assets.

In connection with the company's issuance of its 12% stockholder promissory note, it issued to the noteholder a warrant providing for the purchase of up to 5,100 shares of the company's common stock at $21 per share through April 7, 2006.

                      HEALTH PERSONNEL OPTIONS CORPORATION
                          NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


NOTES PAYABLE  - continued

Aggregate maturities of long-term debt, excluding capital leases, for the years subsequent to June 30, 2000, are as follows:

YEAR ENDING
  June 30, 2001                                               $   280,993
  June 30, 2002                                               $ 1,210,670
  June 30, 2003                                               $   414,878
  June 30, 2004                                               $   931,459

The company has a prime plus 1% line of credit with a maximum of $1,800,000 available, expiring November, 2000. This line was fully utilized at June 30, 2000.

PREFERRED STOCK

The company's preferred stock consists of 1,400 shares of Series A Preferred Stock and 1,429 shares of Series B Preferred Stock.

The company's preferred stock is convertible into common stock at any time at the option of the preferred stockholder. The conversion rate is 81.43 shares of common stock for each share of Series A Preferred Stock and 99.96 shares of common stock for each share of Series B Preferred Stock and is adjusted based on company performance or issuance of additional common shares. The preferred stock is automatically converted into common stock at the closing of an underwritten public offering of common stock which results in net proceeds to the corporation of at least $10 million and a market capitalization of at least $40 million. The holder of any preferred shares converted is immediately entitled to receive all accrued and unpaid dividends.

Each holder of preferred stock has voting rights equivalent to the number of common shares into which the preferred shares held by such holder could be converted on the record date fixed for the vote of stockholders.

The holders of record of the preferred shares shall be entitled to receive, when and if declared by the board of directors out of the retained earnings of the corporation, cash dividends at the rate of 9% per annum. These dividends are payable quarterly and are cumulative. The holders of preferred stock are also entitled to receive any dividend paid to the holders of common stock in the amount to which they would have been entitled to receive had the preferred shares been converted to common shares immediately prior to the record date for the dividends. As of June 30, 2000, dividends in arrears on preferred stock totaled $715,000.

In the event of liquidation or dissolution of the company, the holders of preferred stock are entitled to be paid $1,000 per share together with all accrued and unpaid dividends prior to any payments to common stockholders. After this payment to preferred stockholders, the common stockholders are entitled to payment of $1,000 per common share. After these payments are made, the preferred and common stockholders are entitled to share pro rata in the distribution of the remaining assets of the corporation.

                      HEALTH PERSONNEL OPTIONS CORPORATION
                          NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


LEASES

The company leases equipment under capital leases, office space under operating leases and leases short-term housing for its traveling nurses and therapists. Future minimum lease payments under the capital leases and noncancelable operating leases with initial terms of more than twelve months as of June 30, 2000 are as follows:

                                                       CAPITAL         OPERATING
                                                        LEASES          LEASES
YEAR ENDING
June 30, 2001                                          $131,612        $152,458
June 30, 2002                                           119,794         122,506
June 30, 2003                                            94,070          68,936
June 30, 2004                                            85,678          37,783
June 30, 2005                                            50,208              --
                                                       --------        --------
Total Minimum Lease Payments                            481,362        $381,683
                                                                       ========
Less Amount Representing Interest                        56,691
                                                       --------
Present Value of Minimum Lease Payments                $424,671
                                                       ========

Rent expense totaled $1,166,593 for 2000 and $667,316 for 1999.

INCOME TAXES

The provision for income taxes consists of the following:

                                                         2000            1999
DEFERRED PROVISION
   Federal Income Tax                                 $  69,000       $  30,000
   State Income Tax                                      10,000           3,000
   Benefit of Net Operating Loss Carryforward           811,000         247,000
                                                      ---------       ---------
                                                        890,000         280,000
   Change in Valuation Allowance                       (890,000)       (280,000)
                                                      ---------       ---------
                                                      $      --       $      --
                                                      =========       =========

The provision for income taxes differs from the amount computed by applying statutory rates to income before taxes because of state taxes, nondeductible expenses and changes in the valuation allowance.

                      HEALTH PERSONNEL OPTIONS CORPORATION
                          NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


INCOME TAXES  - continued

The tax effect of components of net deferred tax assets and liabilities is as follows:

                                                                        2000
DEFERRED TAX ASSETS
  Net Operating Loss Carryforwards                                  $ 1,376,000
  Allowance for Doubtful Accounts                                        31,000
  Intangible Assets                                                      90,000
  Accrued Expenses                                                       57,000
                                                                    -----------
                                                                      1,554,000
DEFERRED TAX LIABILITIES
  Equipment                                                              26,000
                                                                    -----------
                                                                      1,528,000
VALUATION ALLOWANCE                                                  (1,528,000)
                                                                    -----------

NET DEFERRED TAX ASSETS                                             $        --
                                                                    ===========

The company has net operating losses available to offset future taxable income totaling $3,528,000 expiring in 2012, 2013 and 2019.

RELATED PARTY TRANSACTIONS

Transactions and balances with related parties are as follows:

                                                    2000                 1999
PREFERRED STOCKHOLDERS
   Notes Payable                                 $1,050,000           $  750,000
   Interest Expense                              $   97,943           $   20,959
   Interest Payable                              $   33,694           $   20,959

COMMON STOCKHOLDERS
   Notes Payable                                 $  459,280           $  639,660
   Interest Expense                              $   28,956           $    8,564
   Interest Payable                              $    6,602           $    3,995

EMPLOYEE BENEFIT PLAN

The company offers a 401(k) Plan for all employees meeting certain eligibility requirements. Employees may contribute up to 15% of their eligible compensation to the plan, subject to the limits of Section 401(k) of the Internal Revenue Code. The company makes contributions at the discretion of the Board of Directors. There were no contributions during the years ending June 30, 2000 and 1999.

                      HEALTH PERSONNEL OPTIONS CORPORATION
                          NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


STOCK OPTIONS

During 1999, the company adopted an incentive stock option plan for certain senior management employees. This plan provides for the issuance of up to 60,400 shares of common stock with an exercise price equal to the stock's current fair market value with an option term of up to ten years. As of June 30, 2000, no options were issued or outstanding.

SUBSEQUENT EVENT

During August, 2000, a customer with an outstanding account receivable of $125,000 filed for protection from creditors under Chapter 11 of the U.S. Bankruptcy Code. No amounts are considered recoverable from this customer. This receivable arose subsequent to June 30, 2000; accordingly, the bankruptcy filing has no impact of accounts receivable as of June 30, 2000 or bad debt expense for the year ended June 30, 2000.